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                               POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert J. Rutland and A. Mitchell Poole, Jr., jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

             Signature                                 Title                             Date
             ---------                                 -----                             ----

    /S/Robert J. Rutland
    -------------------------                Chairman of the Board of Directors
    Robert J. Rutland                        and Chief Executive Officer             March 26, 1997

    /s/Guy W. Rutland, III
    -------------------------                Chairman Emeritus and Director          March 26, 1997
    Guy W. Rutland, III

    /s/A. Mitchell Poole, Jr.
    -------------------------                President, Chief Operating Officer
    A. Mitchell Poole, Jr.                   and Director                            March 26, 1997

    /s/Bernard O. De Wulf
    -------------------------                Vice Chairman, Executive Vice
    Bernard O. De Wulf                       President, and Director                 March 26, 1997

    /s/Berner F. Wilson, Jr.
    -------------------------                Vice Chairman, Secretary and
    Berner F. Wilson, Jr.                    Director                                March 26, 1997

    /s/Guy W. Rutland, IV
    -------------------------                Vice President and Director             March 26, 1997
    Guy W. Rutland, IV

    /s/Joseph W. Collier
    -------------------------                Director, President - Allied
    Joseph W. Collier                        Automotive Group                        March 26, 1997

    /s/David G. Bannister
    -------------------------                Director                                March 26, 1997
    David G. Bannister

    /s/Robert R. Woodson
    -------------------------                Director                                March 26, 1997
    Robert R. Woodson